不動産売買契約書上の地位及び権利義務の移転に関する覚書
Memorandum on Assignment of Contractual Status and Rights Under Contract for a Real Estate Sales Contract

本覚書はHotel101 Worldwide Private Limited（以下「**買主1**」という。）、DDPC Worldwide Pte Ltd（以下「**買主2**」といい、買主1と併せて「**被承継会社**」と総称する。）、特定目的会社ホテル101ニセコ（以下「**承継会社**」という。）及び株式会社泉郷（以下「**売主**」という。）の間で、2022年9月2日付で締結された。

This Memorandum (this "**Memorandum**") is entered into on 2 September, 2022 by and among Hotel101 Worldwide Private Limited ("**Buyer 1**") and DDPC Worldwide Pte Ltd ("**Buyer 2**" and, together with Buyer 1, "**Assignors**"), TMK Hotel101 Niseko ("**Assignee**") and Kabushikigaisha Izumicho ("**Seller**").

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RECITALS

被承継会社及び売主は、2022年6月30日付で不動産売買契約書（以下「**承継対象契約**」という。）を締結した。

被承継会社は2022年9月2日（以下「**本承継日**」という。）付で承継会社に対して承継対象契約に基づく被承継会社の地位及び権利義務を承継することを望んでおり、承継会社はこれを承継することを望んでいるため、

本覚書の当事者は以下のとおり合意する。

WHEREAS, Assignors and Seller entered into a certain Real Estate Sales Contract dated June 30, 2022 (the "**Agreement**"); and

WHEREAS, Assignors desire to assign to Assignee, and Assignee desires to assume, any and all status, rights and obligations of Assignors under the Agreement, effective on 2 September, 2022 (the "**Assignment Date**").

NOW THEREFORE, the parties hereto agree as follows:

第 1 条（地位譲渡）

1. 本承継日をもって、被承継会社は、承継会社に対し、承継対象契約に基づく被承継会社の地位及びすべての権利義務を承継会社に承継し、承継会社はこれを承継する（以下「**本件地位譲渡**」という。)。本承継日をもって、被承継会社は承継対象契約に基づく被承継会社の全ての義務を免除される。

2. 売主は、本件地位譲渡を承諾する。

Article 1 (Assignment)

1. Assignors hereby assign to Assignee (this "**Assignment**"), and Assignee hereby assumes, on the Assignment Date, any and all status, rights and obligations of Assignors under the Agreement to Assignee. Assignors will be released from their obligations and liabilities under the Agreement on the Assignment Date.
2. Seller hereby approves this Assignment.

第 2 条（手付金相当額の支払い）

被承継会社、承継会社及び売主は、本件地位譲渡によって、承継対象契約に基づいて被承継会社が支払った手付金の返還請求権が被承継会社から承継会社に承継されるため、売主から被承継会社に対する手付金の返還及び承継会社から売主に対する手付金の支払いを行う必要がないことを確認する。承継会社は、被承継会社に対し、承継対象契約に基づき譲渡の対象となる土地の引渡しが行われる日に、承継対象契約に基づき被承継会社により支払われた手付金相当額として金 10,000,000 円を支払うものとする。

Article 2 (Payment of Amount Equivalent to the Deposit)

The parties confirm that: (i) as a result of the Assignment, the right to demand the return of the deposit paid by Assignors under the Agreement will be transferred from Assignors to Assignee; (ii) Seller shall not be required to return the deposit to Assignors; and (iii) Assignee shall not be required to pay any deposit to Seller.

On the settlement date of the land under the Agreement, Assignee shall pay to Assignors 10,000,000 yen, which is equivalent to the deposit paid by Assignors under the Agreement.

第 3 条（印紙税及び確定日付）

本覚書に関する印紙税は承継会社が負担する。また、承継会社は、自らの費用負担で、承継会社が保有する本覚書の原本に確定日付を取得する。

Article 3 (Stamp duty and certified date stamp)

Assignee shall be liable for the stamp tax on this Memorandum of Understanding. In addition, Assignee shall, at its own expense, obtain a certified date stamp on the original of this Memorandum held by Assignee.

第 4 条（責任財産の限定及び倒産手続等の申立の禁止）

1. 承継対象契約及び本覚書に基づく承継会社の一切の債務の支払は、承継会社の一切の財産（以下「**責任財産**」という。）のみを引き当てとし、責任財産以外の財産を引き当てとしない。
2. 売主は、承継対象契約及び本覚書に基づく債権の満足を図るために、責任財産以外のいかなる資産についても差押、仮差押、強制執行その他の強制執行手続又は保全手続を行わないものとし、当該手続を申し立てる権利を放棄する。
3. 承継会社の責任財産が全て換価・分配されたにも拘わらず、承継対象契約及び本覚書に基づく債務が存在する場合、売主ははかかる部分に関する債権については当然に放棄したものとみなされる。
4. 売主は、自ら又は第三者をして、承継会社に対して、破産手続、民事再生手続その他これらに準ずる手続に関して申立てを行わないものとする。

Article 4 (Limited Recourse and Restriction on Petition for Compulsory Enforcement)

1. The recourse assets for all of Assignee’s liabilities under the Agreement and this Memorandum shall be limited to the assets belonging to Assignee from time to time (the “**Recourse Assets**”), and does not extend to any other assets.
2. Seller shall not file, and hereby waives the right to file, a petition for commencement of any seizure, provisional seizure or other compulsory enforcement procedures or preservation orders with regard to any assets of Assignee other than the Recourse Assets, for the satisfaction of the obligations owed by Assignee under the Agreement.
3. After all the Recourse Assets are disposed of and distributed, Seller shall be deemed to have automatically waived the right to make claims in connection with any remaining unpaid liabilities under the Agreement and this Memorandum.
4. Seller shall not file, or cause a third party to file, a petition for bankruptcy, civil rehabilitation or any other insolvency procedures applicable to Assignee.

第 5 条（管轄）

本覚書に関する一切の紛争は、札幌地方裁判所を第一審の専属管轄裁判所とする。

Article 5 (Governing Law)

The parties hereby agree that any disputes arising hereafter under this Memorandum shall be subject to the exclusive jurisdiction of the Sapporo District Court as the court of first instance.

第 6 条（準拠法及び言語）

1. 本覚書は、日本国の法律の適用を受け、同法に従って解釈されるものとする。
2. 本覚書における英語部分は翻訳に過ぎず、日本語部分と英語部分に解釈上疑義を生じた時は、日本語部分が優先される。

Article 6 (Governing Law and Language)

1. This Memorandum shall be governed by and construed in accordance with the laws of Japan.
2. The English translation of the provisions in this Memorandum is for reference purposes only. If there is any inconsistency between the English translation and the original Japanese text, the Japanese text shall prevail.

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被承継会社、承継会社及び売主は、それぞれ、上記の日時において、本覚書を正式に締結したことを証明する。

IN WITNESS WHEREOF, Assignors, Assignee and Seller have each duly executed this Memorandum on the day and year first above written.

買主 1:

Buyer 1:

Hotel101 Worldwide Private Limited

7 Straits View, #12-00 Marina One East Tower, Singapore 018936

/s/ Joselito L. BARRERA Jr.
_________________________ (Signature)
Name: Joselito L. BARRERA Jr.
Title: Director

買主 2:

Buyer 2:

DDPC Worldwide Pte Ltd

1 Marina Boulevard, #28-00 One Marina Boulevard, Singapore 018936

/s/ Joselito L. BARRERA Jr. (Signature)
Name: Joselito L. BARRERA Jr.
Title: Director

承継会社:
Assignee:

特定目的会社ホテル101ニセコ
東京都千代田区霞が関3丁目2番5号

取締役　鄭　武壽　㊞

売主:
Seller:

株式会社泉郷

北海道札幌市中央区南二条 2 丁目 8 番地

取締役　西村　善雄　㊞